UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 19, 2012

TN-K ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27828	13-3779546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

649 Sparta Highway, Suite 102, Crossville, TN	38571
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(931) 707-9599

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.
Item 2.01                      Completion of Acquisition or Disposition of Assets.

On April 17, 2012 TN-K Energy Group Inc. completed the sale to Texas Mineral Properties, LLC, d/b/a BSAG Properties, LTD of its 27.5% working and operating interests in 738 acres in Green County, Kentucky known as the J.R. and Pansy Clark lease, which also included 42 oil wells and a checkerboard lease.  We acquired these various interests in 2009 and 2010.  As consideration for our working and operating interests, under the terms of the Contract For Sale of Oil & Gas Leasehold Estate we received:

•	a cash payment of $716,666.68 (including commsion),
•	a 5% overriding royalty interest (ORI) of 100% interest for the entire JR and Pansy Clark checkerboard lease which is also referred to as the Clark Brothers lease,
•	a 5% ORI of 100% interest in the Simmons lease in Green County, Kentucky which presently has 14 operating oil wells,
•	a 5% ORI of 100% interest in the Blaydes lease in Green County, Kentucky which presently has seven operating oil wells,
•	a 5% ORI of 100% interest in the Ervin lease in Green County, Kentucky which presently has five operating oil wells, and
•	a 5% ORI of 100% interest in the Hickerson lease in Green County, Kentucky which presently has three operating oil wells.
•	and 30% drilling participation rights in additional wells to be drilled on the Blaydes, Ervin, Hickerson, Simmons, JR Clark and Pansy Clark leases.

Under the terms of the Agreement, we were responsible for a pro-rata share of the closing costs, estimated to be $12,000, and the payment of all personal property taxes related to oil produced by us for the current tax year up to the date of closing.

A copy of the Contract For Sale of Oil & Gas Leasehold Estate and related Assignments are filed herewith as Exhibits 10.19, 10.20, 10.21, 10.22 and 10.23 and incorporated herein by reference.  The descriptions of certain terms of the Contract For Sale of Oil & Gas Leasehold Estate and related Assignments set forth herein do not purport to be complete and are qualified in their entirety by reference to the agreements.

Item 7.01                      Regulation FD Disclosure.

On April 23, 2012 TN-K Energy Group Inc. issued a press release announcing the completion of sale of its working and operating interests in the JR and Pansy Clark Lease.  A copy of the press release is filed as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of TN-K Energy Group Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

10.19
Contract For Sale of Oil & Gas Leasehold Estate dated February 3, 2012 by and between Travis Coomer, Mitchell Coomer, Anthony Franklin, TN-K Energy Group Inc., as Sellers, and Texas Mineral Properties, LLC, d/b/a BSAG Properties, LTD. as Buyer.

10.20	Oil and Gas Lease Assignment dated April 12, 2012 for the Clark Brothers Lease.
10.21	Oil and Gas Lease Assignment dated April 12, 2012 for the Simmons lease and the Blaydes lease.
10.22	Oil and Gas Lease Assignment dated April 12, 2012 for the Ervin lease.
10.23	Oil and Gas Lease Assignment dated April 12, 2012 for the Hickerson lease.
99.1	Press release dated April 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TN-K ENERGY GROUP INC.

Date: April 20, 2012	By: /s/ Ken Page
Ken Page, Chief Executive Officer and President

3